UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 25, 2005

NEWPORT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30587	23-3030650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73061 El Paseo, Suite 202, Palm Desert, CA 92260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 779-0251

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On July 25, 2005, we issued two press releases. The first press release announced that we had entered into a collaborative agreement with Hewlitt-Packard pursuant to which Hewlitt-Packard is prepared to offer Newport’s Spare Backup service directly through its Web site. A copy of the press release is attached as Exhibit 99.1. The second press release announced that Newport’s Spare Backup subsidiary has received its initial purchase order from CompUSA for 3,500 units of the automated online backup service. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated July 25, 2005 announcing Hewlitt-Packard agreement

99.2	Press release dated July 25, 2005 announcing CompUSA purchase order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT INTERNATIONAL GROUP, INC.

By: /s/ Cery Perle

Cery Perle, Chief Executive Officer

DATED:  July 26, 2005